UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section  13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2008

Invesco Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual General Meeting of Shareholders of Invesco Ltd. (the “registrant”) held on May 14, 2008 (the “AGM”), the registrant's shareholders approved the adoption of the Invesco Ltd. 2008 Global Equity Incentive Plan (the “Equity Plan”) and the Invesco Ltd. Executive Incentive Bonus Plan (the “Bonus Plan”).

Under the terms of the Equity Plan, the registrant may make grants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards or any combination of those awards to directors, officers, employees and consultants of the registrant and its affiliates. The total number of common shares issuable under the Equity Plan cannot exceed 20,000,000, plus up to 10,000,000 additional shares subject to forfeited awards that were outstanding under the registrant’s previously-existing equity plans.

Under the terms of the Bonus Plan, the registrant may pay performance-based compensation to any executive officer covered by Section 162(m) of the Code (“Covered Employees”) and take tax deductions for such payments, without regard to the limitations of Section 162(m) of the Code with respect to compensation of more than $1 million paid in any year. For each performance period under the Bonus Plan, a committee appointed by the registrant’s Board of Directors consisting of two or more “outside directors” (within the meaning of Section 162(m)) will establish performance goals for each participant, and participants will earn bonuses based upon the level of attainment of the applicable performance goals during the applicable performance period. Bonuses will be paid in cash or other consideration determined by the committee, including common shares or other equity awards, which may be subject to vesting conditions determined by the committee. Any common shares or equity awards granted in satisfaction of a bonus will be granted under the Equity Plan or another equity incentive plan of the registrant. The maximum bonus payable to a Covered Employee is $50 million.

These summaries of the Equity Plan and the Bonus Plan are qualified in their entirety by reference to the full texts of the Equity Plan and the Bonus Plan, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. More detailed summaries of the Equity Plan and the Bonus Plan can be found in the registrant's Proxy Statement filed with the Securities and Exchange Commission on April 1, 2008 (the “Proxy Statement”), and the terms of the Equity Plan and the Bonus Plan, together with the descriptions thereof included in the Proxy Statement, are incorporated in this Item 5.02(e) by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Invesco Ltd. 2008 Global Equity Incentive Plan, incorporated by reference to Appendix B to Invesco’s Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2008
10.2	Invesco Ltd. Executive Incentive Bonus Plan, incorporated by reference to Appendix C to Invesco’s Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel

Date: May 20, 2008

Exhibit Index

Exhibit No.	Description
10.1	Invesco Ltd. 2008 Global Equity Incentive Plan, incorporated by reference to Appendix B to Invesco’s Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2008
10.2	Invesco Ltd. Executive Incentive Bonus Plan, incorporated by reference to Appendix C to Invesco’s Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2008